Assets and liabilities held for sale	12 Months Ended
Sep. 30, 2022
Assets and liabilities held for sale
Assets and liabilities held for sale

Note 38. Assets and liabilities held for sale

Accounting policy

Assets and liabilities held for sale

Non-current assets or disposal groups are classified as held for sale if they will be recovered primarily through sale rather than through continuing use and a sale is considered highly probable. Non-current assets or disposal groups held for sale are measured at the lower of their existing carrying amount and fair value less costs to sell, except for liabilities and certain assets such as deferred tax assets, financial assets and contractual rights under insurance contracts, which are specifically exempt from this requirement and continue to be recognised at their existing carrying value.

An impairment loss is recognised for any initial or subsequent write-down of the asset (or disposal group) to fair value less costs to sell. A gain is recognised for any subsequent increases in fair value less costs to sell of an asset (or disposal group), but not in excess of any cumulative impairment loss previously recognised. A gain or loss not previously recognised by the date of the sale of the non-current asset (or disposal group) is recognised at the date of derecognition.

Non-current assets are not depreciated or amortised while they are classified as held for sale. Non-current assets classified as held for sale and the assets of a disposal group classified as held for sale are presented separately from the other assets in the balance sheet. The liabilities of a disposal group classified as held for sale are presented separately from other liabilities in the balance sheet.

During the year ending 30 September 2022, the assets and liabilities of certain businesses were classified as held for sale. As these businesses do not constitute a major line of business for the Group, they have not been classified as discontinued operations.

Details of the businesses which were classified as held for sale during the financial year are as follows:

Businesses held for sale as at 30 September 2022

Advance Asset Management Limited and BT Superannuation Funds

On 26 May 2022, the Group announced that it had entered an agreement to sell Advance Asset Management Limited (Advance) to Mercer Australia. Westpac concurrently entered into a Heads of Agreement to merge, through a successor fund transfer (SFT), BT’s personal and corporate superannuation funds with Mercer Super Trust. The merger of the BT personal and corporate superannuation funds and the sale of Advance remain subject to certain conditions and regulatory approvals and are expected to be completed in 2023.

Note 38 Assets and liabilities held for sale (continued)

The SFT will result in a small loss as a result of transaction and separation costs and the sale of Advance will result in a gain. A total after-tax gain of approximately $305 million is expected to be recognised on completion in 2023. In the current year, software assets and goodwill relating to the superannuation business were impaired and separation and transactions costs of approximately $106 million were expensed.

The business is included in Specialist Businesses.

Transactions completed during 2022

Westpac Motor Vehicle Dealer Finance and Novated Leasing business

On 28 June 2021, the Group announced that it had entered into an agreement to sell its motor vehicle dealer finance and novated leasing business to Angle Auto Finance Pty Ltd, L.P. As part of the sale, Westpac would transfer:

●	Auto dealer and introducer agreements together with wholesale dealer loans of approximately $1 billion;
●	Strategic alliance agreements with vehicle manufacturers; and
●	Novated lease origination capability and related agreements.

Completion of the transaction occurred over several stages in 2022, with wholesale dealer loans of approximately $1 billion transferred on 20 December 2021, and final completion occurring on 24 March 2022. A pre-tax gain on sale of $170 million was recognised during the year in non-interest income.

Westpac has retained auto loans of around $9 billion. The loans will run down over the life of those loans. Westpac has also ceased new retail auto loan originations through dealerships. Customers continue to be able to use the Group’s personal lending products to finance the purchase of motor vehicles.

The business was included in Specialist Businesses.

Westpac New Zealand Life Insurance business

On 6 July 2021, the Group announced that it had entered into an agreement to sell Westpac Life-NZ-Limited to Fidelity Life Assurance Company Limited and enter into an exclusive 15-year agreement for the distribution of life insurance products to Westpac’s New Zealand customers.

The sale was completed on 28 February 2022 for a consideration of NZ$417 million resulting in pre-tax gain on sale of A$119 million recognised in non-interest income. Ongoing payments to Westpac will be received in accordance with the distribution agreement.

The entity was included in Westpac New Zealand.

Westpac Australian Life Insurance business

On 9 August 2021, the Group announced that it had entered an agreement to sell Westpac Life Insurance Services Limited to TAL Dai-ichi Life Australia Pty Limited (TAL) and enter into an exclusive 20-year strategic alliance for the provision of life insurance products to Westpac’s Australian customers.

Completion of the sale occurred on 1 August 2022 at a sale price of $900 million resulting in a pre-tax loss of $1,112 million being recognised in non-interest income this year. This outcome includes an estimate of the completion payment to be received by Westpac. As the completion accounts process is yet to be finalised the actual completion payment may differ from this estimate. An additional loss of $224 million was previously recognised in operating expenses in 2021 reflecting expected separation and transaction costs. The transaction also includes ongoing payments to Westpac in accordance with the distribution agreement.

Westpac retained responsibility for certain pre-completion matters and provided protection to TAL through a combination of provisions, warranties and indemnities.

This entity was included in Specialist Businesses.

Note 38 Assets and liabilities held for sale (continued)

Balance sheet presentation

Details of the assets and liabilities held for sale are as follows:

	Consolidated		Parent Entity
$m	2022	2021	2022	2021
Assets held for sale
Cash and balances with central banks	-	7	-	-
Loans	-	1,015	-	1,015
Other financial assets	20	19	-	-
Life insurance assets	-	2,972	-	-
Deferred tax assets	-	8	-	-
Intangible assets	55	-	-	-
Other assets	-	167	-	-
Total assets held for sale	75	4,188	-	1,015
Liabilities held for sale
Other financial liabilities	31	28	-	3
Current tax liabilities	-	14	-	-
Life insurance liabilities	-	447	-	-
Provisions	1	35	-	7
Deferred tax liabilities	-	44	-	-
Other liabilities	-	269	-	-
Total liabilities held for sale	32	837	-	10